Exhibit 10

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 8, 2007, by and between Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), and each of the purchasers set forth on the signature page hereof (each, an “Investor” and collectively, the “Investors”).

1.                                       Authorization of Issuance and Sale of Shares.  Subject to the terms and conditions of this Agreement and the Term Sheet dated March 2, 2007 (the “Term Sheet”), the Company has authorized the offer and sale by the Company of up to 2,617,334 shares (the “Shares”) of its common stock, $0.01 par value per share (the “Common Stock”) (the “Offering”).

2.                                       Agreements to Sell and Purchase.  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to sell to the Investors, and each Investor agrees to purchase from the Company, the number of Shares of Common Stock set forth immediately next to its name on the signature page hereto at the aggregate purchase price set forth immediately next to such Investor’s name on the signature page hereto (the “Purchase Price”).

3.                                       Payment and Delivery.  Payment for the Shares purchased by each Investor shall be made by such Investor to the Company in federal or other funds immediately available in New York City (such payment hereinafter referred to as the “Closing”) at 10:00 a.m., New York City time, on March 8, 2007, or at such other time on the same or such other date, not later than March 15, 2007, as shall be agreed in writing by the Company and KeyBanc Capital Markets, a division of McDonald Investments Inc. (“KeyBanc”) and Craig-Hallum Capital Group LLC (“Craig Hallum”), in their capacity as agents of the Company in connection with the sale of the Shares contemplated hereby (each a “Placement Agent” and collectively, the “Placement Agents”).  The time and date of such payment is hereinafter referred to as the “Closing Date.”  Except where alternative settlement arrangements have been agreed to with an Investor, payment by each Investor for such Shares shall be made through an escrow agent on terms and instructions set forth in an Escrow Agreement dated as of February 23, 2007, among the Company, KeyBanc and Associated Trust Company, N.A., as escrow agent.

Certificates for the Shares purchased by each Investor shall be registered in the name of such Investor or if so indicated on the signature page hereto, in the name of a nominee designated by such Investor.  A facsimile copy of the certificate evidencing the Shares purchased by each Investor shall be delivered to such Investor on the Closing Date and the original certificate evidencing the Shares purchased by each Investor shall be delivered to such Investor by overnight courier within one trading day of the Closing Date, except where alternative settlement arrangements have been agreed to with an Investor, with any transfer taxes payable in connection with the issuance of such Shares to such Investor duly paid by or on behalf of the Company, against payment of the Purchase Price therefor.

4.                                       Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Shares to each Investor is subject to the following conditions:

1

(a)                                  receipt by the Company of federal or other immediately available funds in the full amount of the Purchase Price for the Shares to be sold to each Investor hereunder; and

(b)                                 the representations and warranties of each Investor contained in this Agreement being true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and the fulfillment in all material respects of those undertakings of each Investor to be fulfilled prior to the Closing Date.

5.                                       Conditions to the Investor’s Obligations.  The obligation of each Investor to purchase and pay for Shares on the Closing Date is subject to the following conditions, any one or more of which may be waived in writing at any time by such Investor:

(a)                                  delivery to such Investor on the Closing Date of an opinion of Briggs and Morgan, Professional Association, counsel to the Company, dated the Closing Date, substantially in the form set forth in Exhibit A hereto;

(b)                                 the representations and warranties of the Company contained in this Agreement being true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except with respect to representations and warranties that are made as of a specific date or period, which shall continue to be true and correct in all material respects as of the respective dates and for the respective periods covered);

(c)                                  absence of any order, writ, injunction, judgment or decree that could negatively affect the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby;

(d)                                 receipt by such Investor on the Closing Date of a certificate, dated the Closing Date and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that the conditions set forth in clauses (b) and (c) of this Section 5 have been fulfilled;

(e)                                  receipt by such Investor on the Closing Date of a facsimile copy of the certificate evidencing the Shares purchased by such Investor (with the original certificate to be delivered by overnight courier); and

6.                                       Representations, Warranties and Covenants of the Company.  The Company represents and warrants to, and covenants with, the Investor that as of the date of this Agreement and as of the Closing Date:

(a)                                  The Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2006 (the “2006 Annual Report”) filed with the Securities and Exchange Commission (the “Commission”) on February 21, 2007 does not as

2

of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The 2006 Annual Report complied when filed as to form in all material respects with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable rules and regulations of the Commission thereunder (the “Exchange Act Regulations”), except for those portions to be incorporated by reference to specified portions of the Company’s definitive proxy statement for the annual meeting of shareholders to be held in June 2007.

(b)                                 The Term Sheet and the written presentation to Investors made by the Company’s management (the “Investor Presentation”) as amended to the date hereof, do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)                                  The Company is eligible to register the resale of the Shares in a secondary offering on a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”) and the applicable rules and regulations of the Commission thereunder (the “Securities Act Regulations”).  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with corporate power and authority to own or lease its properties and conduct its business as currently conducted and as described in the 2006 Annual Report.  Each of the subsidiaries listed on Exhibit 21 of the 2006 Annual Report (collectively, the “Subsidiaries”) has been duly incorporated and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its organization, with the power and authority to own or lease its properties and conduct its business as currently conducted and as described in the 2006 Annual Report.  Each Subsidiary operates or will operate a particular restaurant.  The Company and the Subsidiaries are duly qualified to transact business and are in good standing in all jurisdictions in which the conduct of their respective businesses or the ownership or leasing of their property requires such qualification, except in such jurisdictions where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.  For purposes of this Agreement, the term “Material Adverse Effect” means a material adverse effect on (i) the condition (financial or otherwise), properties, assets, liabilities, rights, operations, earnings, business, management or prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) the transactions contemplated by this Agreement or (iii) the authority or the ability of the Company to perform its obligations under this Agreement.

(d)                                 The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as set forth on Schedule 6(d), are wholly owned by the Company or another Subsidiary free and clear of all liens, encumbrances, equities and claims.  There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable

3

for, any unissued shares of capital stock or other equity interest in any of the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind, in each case to which the Company or any Subsidiary is a party and providing for the issuance or sale of any capital stock of that Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.  The Company retains and will retain all of the net profits from its Subsidiaries.

(e)                                  This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal, and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity.  The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(f)                                    Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Articles of Incorporation (the “Articles”) or bylaws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it is bound or to which any of its properties or assets are subject, and which violation or default has had or is reasonably likely to have a Material Adverse Effect.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including without limitation the issuance and sale of the Shares, and the fulfillment of the terms of this Agreement will not (i) violate (A) any statute, rule or regulation of governmental agency or authority applicable to the Company or any of the Subsidiaries, or (B) any order applicable to the Company or any of the Subsidiaries (or any of properties or assets of the Company or any Subsidiary) of any court or of any regulatory body or administrative agency or other governmental body, except where any such violation would not have a Material Adverse Effect, (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the Company’s or any Subsidiary’s properties or assets are subject, except where any such conflict, breach or default would not have a Material Adverse Effect, (iii) conflict with any provisions of the Articles or bylaws of the Company, or (iv) violate any of the Marketplace Rules of the Nasdaq Stock Market (“NASDAQ”) applicable to the Company.

(g)                                 Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of the Agreement and the consummation of the transactions herein contemplated (except such as may be required by (i) federal securities laws, (ii)

4

state securities laws, or (iii) the Marketplace Rules of NASDAQ) has been obtained or made and is in full force and effect.

(h)                                 The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, the Shares have been duly authorized and when issued and paid for as contemplated in the Agreement will be validly issued, fully paid and non-assessable.  The Company’s capitalization is specified on Schedule 6(h).  Except as disclosed on Schedule 6(h), there are no outstanding warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind, in either case to which the Company is a party and providing for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

(i)                                     Except as disclosed in the 2006 Annual Report, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, the registration for resale of the Shares or any other transactions contemplated by the Agreement.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

(j)                                     The form of certificates for the Shares conforms to the requirements of the laws of Minnesota.

(k)                                  To the Company’s knowledge, there are no legal, governmental or regulatory actions, suits, claims or proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject, which, if determined adversely to the Company or any of the Subsidiaries, might individually or in the aggregate reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such action, suit, claim or proceeding is threatened or contemplated by governmental or regulatory authorities or threatened by others.

(l)                                     To the Company’s knowledge, the Company and each Subsidiary (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (the “Environmental Laws”); (ii) have received all permits, licenses, certifications, franchises, clearances or other approvals required of it under applicable Environmental Laws, to conduct its business to date as described in the 2006 Annual Report; and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license certification, franchise, clearance or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses, certifications, franchises, clearances or other

5

approvals or failure to comply with the terms and conditions of such permits, licenses, certifications, franchises, clearances or approvals would not, individually or in the aggregate, have a Material Adverse Effect.  To the Company’s knowledge,  it is not presently subject to any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up and any potential liabilities to third parties) that would, individually or in the aggregate, have a Material Adverse Effect.  To the Company’s knowledge, there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.  To the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any Subsidiary, or any of its predecessors in interest, relating to hazardous materials or any Environmental Laws.  To the Company’s knowledge, no property that is or has been owned, leased or occupied by the Company or any Subsidiary has been designated as a Superfund Site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (“CERCLA”), or otherwise designated as a contaminated site under applicable state or local law under circumstances that would be reasonably likely to have a Material Adverse Effect, and neither the Company nor any Subsidiary has been named as a “potentially responsible party” under CERCLA.

(m)                               The Company and the Subsidiaries have good and marketable title to all property described in the 2006 Annual Report as owned by them, free from mortgages, pledges, liens, security interests, claims, restrictions, encumbrances and defects of any kind, except as (i) would not, individually or in the aggregate, materially affect the value of such property or materially interfere with the use made or to be made of such property by them, or (ii) would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.  All of the leases material to the business of the Company and the Subsidiaries, and under which the Company or any of its Subsidiaries holds properties described in the 2006 Annual Report, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or such Subsidiary to the continued possession of the leased or subleased property under any such lease or sublease, except in each case as would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.

(n)                                 The Company and each of the Subsidiaries possess all material licenses, certifications, permits, franchises, approvals, consents, clearances and other authorizations (“Permits”) issued by appropriate federal, state or local governmental authorities as are necessary to conduct their respective businesses as currently conducted and to own, lease and operate their respective properties in the manner described in the 2006 Annual Report, except where the failure to have

6

any such Permit would not have a Material Adverse Effect.  There is no claim, proceeding or controversy, pending or, to the knowledge of the Company, threatened, involving the status of or sanctions under any of the Permits.  The Company and each of the Subsidiaries have fulfilled and performed all of their material obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Company or any of the Subsidiaries under any such Permit.

(o)                                 The Company and each of the Subsidiaries owns, licenses or otherwise has rights in all United States and foreign patents, trademarks, service marks, tradenames, copyrights, trade secrets and other proprietary rights necessary for the conduct of their respective businesses as currently carried on and as proposed to be carried on as described in the 2006 Annual Report (collectively, and together with any applications or registrations for the foregoing, the “Intellectual Property”).  Except as specifically described in the 2006 Annual Report, neither the Company nor the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries, except any infringement, conflict, facts or circumstances which would not have a Material Adverse Effect.

(p)                                 To the Company’s knowledge, neither the Company nor any of the Subsidiaries is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or that Subsidiary, as the case may be, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

(q)                                 The consolidated financial statements of the Company, together with related notes set forth in the 2006 Annual Report, present fairly the consolidated financial position and the results of operations and cash flows of the Company, at the indicated dates and for the indicated periods.  Such financial statements and related notes and schedules have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data included in the 2006 Annual Report present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company and the Subsidiaries.

(r)                                    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (ii) that (A)

7

transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s)                                  Since December 26, 2006 there has not been any material adverse change, financial or otherwise, with respect to the Company or any of the Subsidiaries that has had or is reasonably likely to have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company or any of the Subsidiaries, other than this Agreement and transactions in the ordinary course of business.  The Company and the Subsidiaries have no material contingent obligations that are not disclosed in the 2006 Annual Report.

(t)                                    The Company’s Common Stock is listed on NASDAQ, the Company is in compliance with applicable NASDAQ listing requirements, NASDAQ has not objected to the transactions contemplated by this Agreement, and the Company will use its best efforts to maintain the listing of its Common Stock on Nasdaq during the Effectiveness Period.  The Company has taken no action designed to, or which to its knowledge is likely to have the effect of, disqualifying such shares of Common Stock from quotation on NASDAQ.  The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to the rules of NASDAQ.

(u)                                 The Company will (i) file with the Commission a notice of the sale of Shares pursuant to this Agreement on Form D within the time prescribed for the filing of such notice under Regulation D of the Securities Act, and (ii) make the filings required by applicable state securities laws.

(v)                                 Neither the Company nor, to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

(w)                               The contracts listed as exhibits to the 2006 Annual Report, other than those contracts that are substantially performed or expired by their terms, are in full force and effect on the date hereof, and none of the Company, the Subsidiaries and, to the Company’s knowledge, any other party, is in breach of or default under any such contract.  Except as disclosed in the 2006 Annual Report or as would not have a Material Adverse Effect, neither the Company nor any of the Subsidiaries has sent or received any notice indicating the termination of or intention to terminate any such contract, and no such termination has been

8

threatened by the Company, any Subsidiary, or, to the Company’s knowledge, any other party.

(x)                                   The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP.  All tax liabilities have been adequately provided for in the financial statements of the Company in accordance with GAAP, and the Company does not know of any actual or proposed additional material tax assessments.

(y)                                 Neither the Company nor any of the Subsidiaries is, or intends to conduct its business in a manner in which it would become, an “investment company” as defined in Section 3(a) of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

(z)                                   The Company and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for similarly sized companies engaged in similar industries.  All policies of insurance insuring the Company or any Subsidiary or any of their respective businesses, assets, employees, officers or directors are in full force and effect, and the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects. There are no claims by the Company or any Subsidiary under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

(aa)                            None of the Company, its employees or directors or, to the knowledge of the Company, any other affiliate, as defined in Rule 501(b) of Regulation D under the Securities Act (an “Affiliate”), of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the Offering in a manner that would require the registration under the Securities Act of the sale of the Shares pursuant to this Agreement, and the Company will not, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) which would be integrated with the Offering in a manner that would require the registration under the Securities Act of the sale of the Shares pursuant to this Agreement.

(bb)                          None of the Company, its employees or directors or, to the knowledge of the Company, any other Affiliate of the Company has, directly or through any agent, offered, solicited offers to buy or sold Shares in the Offering by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and the

9

Company will not, directly or through any agent, engage in any of the actions described in this paragraph (bb) in connection with the Offering.

(cc)                            Other than the fees to be paid by the Company to the Placement Agents, the Company has not incurred any liability for any finder’s or broker’s fee, or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(dd)                          None of the Company, any Subsidiary or, to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment, or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) that is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)                            The information contained in the 2006 Annual Report regarding the Company’s expectations, plans and intentions, and any other information that constitutes “forward-looking” information within the meaning of the Securities Act and the Exchange Act, were made by the Company on a reasonable basis and reflected the Company’s good faith belief or estimate of the matters described therein, in each case as of the date of the 2006 Annual Report containing such information.

(ff)                                All disclosure concerning the Company contained in this Agreement, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  None of the Company, its employees or directors or, to the Company’s knowledge, any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information, except information that will be promptly disclosed in the press release pursuant to paragraph (gg) below. The Company understands that each of the Investors may rely on the foregoing representations in effecting transactions in securities of the Company.

(gg)                          The Company agrees, as soon as practicable but in no event later than 9:30 a.m., New York City time, or as soon as practicable thereafter, on the business day immediately following the Closing Date, to issue a press release in compliance with Rule 135c under the Securities Act, describing the material terms of the transactions contemplated by this Agreement.  Such press release shall be

10

subject to prior review by counsel to the Placement Agents.  The Company shall not include the name of any Investor in such press release.

(hh)                          The Company agrees not to, directly or indirectly, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for, shares of Common Stock until the date on which the Registration Statement (as defined below in Section 8(a)) is declared effective by the Commission, except for (i) grants of options to purchase Common Stock under stock option plans of the Company or pursuant to existing agreements with other persons, (ii) the issuance of shares of Common Stock upon the exercise of stock options issued under such stock option plans and agreements, and (iii) the issuance of shares of Common Stock upon the exercise of currently outstanding warrants.

(ii)                                  Within two (2) business days of the Closing Date, the Company shall make reasonable commercial effort to repay in full all of the Company’s outstanding obligations under the Master Equipment Finance Lease and the Equipment Lease Commitment by and between DHW Leasing, L.L.C. (“DHW”) and the Company, dated September 19, 2006 (the “DHW Agreement”). Following the repayment in full of the Company’s obligations under the DHW Agreement, the Company covenants and agrees that it will not pay or enter into any agreement to pay or benefit any executive officer, director or shareholder who beneficially owns, directly or indirectly, 5% or more of a class of equity securities of the Company, or any entity affiliated with or controlled by any executive officer, director, or shareholder who beneficially owns, directly or indirectly, 5% or more of a class of equity securities of the Company (“Interested Party”) in respect to any goods or services, financial service, loan, guaranty (other than guaranties of Company debt), real estate or lease transaction, construction, construction financing or other transaction or service directly or indirectly provided by such Interested Party, or in which such Interested Party is financially interested (collectively, an “Interested Party Transaction”); provided, however, that the forgoing covenant shall not apply to payments or agreements which are compensatory in nature in respect to services as an executive officer or director. The Company shall consider the DHW Agreement and the transactions contemplated thereby Interested Party Transactions for purposes of this Section 6(ii) so long as any Interested Party, including Mr. Steven J. Wegenheim, holds a membership interest in DHW or guaranties any debt of DHW to its lenders.

(jj)                                  The Company covenants and agrees that it will use the net proceeds from the sale of the Shares hereunder substantially as set forth in Schedule 6(jj).

(kk)                            The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

11

(ll)                                  The Company confirms that neither it nor any person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information concerning the Company, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.

(mm)                      To satisfy its obligations under Section 10(e) herein, the Company covenants and agrees that it will (i) furnish its transfer agent with a blanket opinion of counsel covering resales of Shares under the Registration Statement within three trading days following effectiveness thereof, and (ii) furnish its transfer agent with a blanket opinion of counsel relative to resales of Shares made in accordance with the requirements of Securities Act Rule 144(k) within three trading days following the second anniversary of the Closing Date.

(nn)                          The Company shall comply with the requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file the Registration Statement, and shall file all reports required to be filed by it under the Exchange Act.

7.                                       Representations, Warranties and Covenants of the Investor.  Each Investor severally, and not jointly, represents and warrants to, and covenants with, the Company that:

(a)                                  If the Investor is in the United States or is a resident of the United States, then the Investor is an “accredited investor” as defined in Regulation D and, as provided under Rule 502(b)(2)(v) under the Securities Act, has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase Shares.  The Investor is experienced in evaluating companies such as the Company, and has such business and financial experience as is required to give it the capacity to utilize the information received, to evaluate the risks involved in purchasing Shares, and to protect its own interests in connection with the purchase of Shares and is able to bear the risks of an investment in Shares.

(b)                                 If the Investor is not a resident of the United States, then the Investor represents that (i) it is not a person in the United States or a “U.S. Person” (as defined in Regulation S under the Securities Act); (ii) the offer to purchase the Shares was not made to the Investor in the United States; and (iii) at the time the Investor executed and delivered this Agreement to the Company, the Investor (or the Investor’s authorized signatory, if it is an entity) was outside the United States.

(c)                                  The Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its

12

business and for its own account with no present intention of distributing any Shares, or any arrangement or understanding with any other persons regarding the distribution of such Shares, or otherwise.  The representation and warranty in the previous sentence shall not limit the Investor’s right to indemnification under Section 12, other than with respect to any claim arising out of a breach of this representation and warranty.

(d)                                 The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with the Securities Act, applicable state and other securities laws and the respective rules and regulations promulgated thereunder.

(e)                                  Other than the transaction contemplated hereunder, the Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Investor first received any information from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”).  Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

(f)                                    Each Investor, severally and not jointly with the other Investors, covenants that (i) neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 6(gg) above and (ii) until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 6(gg) above, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).  Each Investor understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the time at which the Registration Statement is declared effective by the Commission is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.  Notwithstanding the foregoing, no Investor makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the

13

transactions contemplated by this Agreement are first publicly announced as described in Section 6(gg).  Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

(g)                                 The Investor will have, not less than three business days prior to the Closing Date, furnished to the Company a fully completed (i) Investor Questionnaire substantially in the form attached hereto as Exhibit B (the “Investor Questionnaire”), for use in preparation of the Registration Statement and (ii) an executed Accredited Investor Certificate in the form attached hereto as Exhibit C, and all of the information contained therein will be true and correct in all material respects as of such date and as of the Closing Date.

(h)                                 The Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, (i) relied only upon the 2006 Annual Report and the representations and warranties of the Company contained in this Agreement, and (ii) has not relied on any information or advice furnished by or on behalf of the Placement Agents or any other person.

(i)                                     The Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.”

The Investor further acknowledges that, upon receipt of a Suspension Notice (as defined below in Section 10(c)), the Investor will refrain from selling any Shares pursuant to the Registration Statement until the Investor receives from the Company copies of a supplemented or amended Prospectus prepared and filed by the Company with the Commission, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any

14

additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.

(j)                                     The Investor further represents and warrants to, and covenants with, the Company that (i) if an entity, the Investor is duly organized and in good standing in the jurisdiction of its organization, (ii) the Investor has full legal, corporate or other right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity.

(k)                                  The Investor understands that nothing in this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of Shares constitutes legal, tax, accounting or investment advice.  The Investor has consulted such legal, tax, accounting and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

(l)                                     No representation has been made to the Investor regarding the present or future value of the Shares.

(m)                               (o)                                 If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Investor will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issuance or continued ownership of the Shares as may be required.

(n)                                 The Investor understands and acknowledges that: (i) the Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations, warranties and covenants of such Investor set forth in this Section 7, and such Investor hereby consents to such reliance.

(o)                                 If the Investor is a resident of an International Jurisdiction (which is defined herein to mean a country other than the United States), then the Investor on its own behalf and, if applicable, on behalf of others for whom it is hereby acting, confirms that:

(i)                                     the Investor is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is

15

defined herein to mean, in respect of each and every offer or sale of Shares, any securities laws having application to the Investor and the private placement other than the laws of the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)                                  the Investor is purchasing the Shares pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Investor is permitted to purchase the Shares under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)                               the subscription by the Investor does not contravene any of the International Securities Laws applicable to the Investor and the Company and does not give rise to any obligation of the Company or the Placement Agents to prepare and file a prospectus or similar document or to register the Shares or to be registered with any governmental or regulatory authority;

(iv)                              the International Securities Laws do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)                                 the Shares are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Shares to the Investor by the Company complies with all International Securities Laws.

(p)                                 The Investor represents that it will deliver a prospectus upon any resale of Shares whenever such delivery is required by law.

(q)                                 The Investor acknowledges that the Company, the Placement Agents and their counsel are entitled to rely on the representations made above.

8.                                       Registration.  The Company shall:

(a)                                  prepare and file with the Commission, not later than 60 calendar days following the Closing Date (the “Filing Deadline Date”), a registration statement on Form S-3 (the “Registration Statement”) to enable the resale of Shares by the Investors from time to time under the Securities Act;

(b)                                 use its commercially reasonable best efforts, subject to receipt of information from the Investors set forth in Exhibit C, to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable but in no event later than the date (the “Effectiveness Deadline Date”) that is 90

16

calendar days after the Closing Date; provided that if the Commission elects to review the Registration Statement, the Effectiveness Deadline Date shall be the date that is 120 days after the Closing Date;

(c)                                  upon effectiveness of the Registration Statement the Company will use its commercially reasonable best efforts to cause the Shares to be listed on the NASDAQ or any other registered United States national securities exchange;

(d)                                 during the period from the date on which the Registration Statement is declared effective until the earlier of (i) such time as all Investors may sell all of the Shares purchased under this Agreement under Rule 144(k), and (ii) such time as all Investors have sold all of the Shares that the Investors purchased under this Agreement (such period, the “Effectiveness Period”), the Company shall: (A) use its commercially reasonable best efforts to prepare and file with the Commission such amendments and supplements to the Registration Statement as may be necessary or appropriate to keep such Registration Statement current and continuously effective; and (B) cause the Prospectus used in connection with such Registration Statement to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(e)                                  as soon as practicable, but in any event within two business days, give notice to each Investor when any Prospectus, Prospectus supplement, or the Registration Statement or any post-effective amendment to the Registration Statement has been filed with the Commission and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective;

(f)                                    furnish to each Investor such number of copies of the Registration Statement, Prospectuses (including Prospectus supplements) and preliminary versions of the Prospectus filed with the Commission (“Preliminary Prospectuses”) in conformity with the requirements of the Securities Act, and such other documents as such Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by such Investor; provided, however, that unless waived by the Company in writing, the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to any Investor shall be subject to the receipt by the Company of reasonable assurances from such Investor that such Investor will comply with the applicable provisions of the Securities Act and of such other securities or Blue Sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(g)                                 file documents required of the Company for normal blue sky clearance in those states in which Investors request blue sky clearance in the Investor Questionnaire; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii)

17

take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

(h)                                 advise the Investors at the earliest possible moment after the Company shall receive notice or obtain knowledge of (i) the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or (ii) suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction in which they have been qualified for sale, or, in each case, the initiation of any proceeding for that purpose; and promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or suspension or obtain its withdrawal at the earliest possible moment if such stop order should be issued or suspension levied; and

(i)                                     bear all fees and expenses (other than fees and expenses of each Investor’s legal counsel or other advisers, and underwriting discounts, brokerage fees and commissions, if any) incurred in connection with the performance by the Company of its obligations under paragraphs (a) through (h) and the registration of Shares pursuant to the Registration Statement, whether or not the Registration Statement is declared effective.

9.                                       Delay in Filing or Effectiveness of Registration Statement.  If (i) the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Deadline Date, then for each day following the Filing Deadline Date, until but excluding the date the Registration Statement is filed, or (ii) if the Registration Statement is not declared effective by the Commission by the Effectiveness Deadline Date, then for each day following the Effectiveness Deadline Date, until but excluding the date the Commission declares the Registration Statement effective, or (iii) if, following the date of its effectiveness, the Registration Statement is suspended for more than an aggregate of 30 days in any 12-month period, then for each day following such 30th day, until but excluding the date the suspension is lifted, the Company shall, for each such day, pay each Investor in cash, as liquidated damages and not as a penalty, an amount equal to 1/30 of 1% of the Purchase Price of the Shares then held by such Investor with respect to any such failure.

10.                                 Transfer of Shares after Registration; Suspension.

(a)                                  Each Investor agrees that it will not effect any disposition of the Shares, or its right to purchase Shares, that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8(a) of this Agreement, as described below, in accordance with Section 18 of this Agreement, or as otherwise permitted by law, and that it will promptly notify the Company of any change in any information in its Investor Questionnaire until such time as such Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective.  Prior to any proposed transfer of any Shares other than pursuant to the Registration Statement, Rule 144 or Rule 904 of Regulation S, the Investor proposing to make such transfer shall give written notice to the Company of such Investor’s intention to effect such transfer, which notice shall set forth the

18

date of such proposed transfer.  Such Investor also shall furnish to the Company (i) a written agreement by the proposed transferee that it is taking and holding the same subject to the terms and conditions specified in this Agreement and (ii) a written opinion of such Investor’s counsel, in a form reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act.

(b)                                 Except in the event that paragraph (c) below applies, the Company shall:

(i)                                     if it deems necessary, prepare and file from time to time with the Commission one or more post-effective amendments to the Registration Statement or supplements to the related Prospectus so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii)                                  as soon as practicable provide to each Investor copies of any documents filed pursuant to the preceding Section 10(b)(i).

(c)                                  Subject to paragraph (d) below, in the event of:

(i)                                     any request by the Commission or any other federal governmental authority during the Effectiveness Period for amendments or supplements to the Registration Statement or related Prospectus or for additional information;

(ii)                                  the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or

(iii)                               any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

19

the Company shall promptly deliver a certificate in writing to each Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, such Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until such Investor receives from the Company copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used.  In the event of any Suspension, the Company will use its commercially reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as practicable after delivery of a Suspension Notice to the Investor, and the Company shall as soon as practicable provide each Investor with copies of any supplemented or amended Prospectus or, as the case may be, advise each Investor in writing that the current Prospectus may be used.

(d)                                 Notwithstanding the foregoing paragraphs of this Section 10, the Company shall use its commercially reasonable best efforts to ensure that each Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions of not more than 30 days in the aggregate during the Effectiveness Period.

(e)                                  In addition, subject to compliance with applicable law, the Company shall use its commercially reasonable best efforts to ensure that the Company’s transfer agent expeditiously effects all sales of Shares under the Registration Statement that the Investor may have from time to time, including the prompt removal of any restrictive legends following the sale of the Shares under the Registration Statement.

11.                                 Participation Rights.  If at any time prior to the first anniversary of the Closing Date the Company proposes to issue any Common Stock or any securities of the Company which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) (collectively, “New Issue Securities”), the Company shall first offer the New Issue Securities to any Investor purchasing Shares under this Agreement (each a “Participation Rights Holder”) in accordance with the following provisions:

(a)                                  The Company shall give written notice via email, which may be on a confidential basis, to each Participation Rights Holder (the “Notice”) stating (i) its intention to issue the New Issue Securities, (ii) the approximate number and general description of the New Issue Securities, and (iii) the anticipated purchase price range of the New Issue Securities; provided, however, that the purchase price of New Issue Securities of any underwritten public offering will be communicated to the Participation Rights Holder on the date of pricing.

(b)                                 Transmittal of the Notice to the Participation Rights Holder by the Company shall constitute an offer by the Company to sell to each Participation Rights Holder a number of New Issue Securities equal to the product of (x) the

20

number of New Issue Securities being offered and (y) the quotient obtained by dividing (i) the number of Shares purchased by such Participation Rights Holder hereunder by (ii) the sum of the number of Shares purchased by all Investors hereunder (the “Basic Amount”) upon the terms and conditions set forth in the Notice.  For a period of five (5) business days after receipt of the Notice (or, in the case of an underwritten public offering, such shorter period of time (following notice of the purchase price) that the underwriter may require), each Participation Rights Holder shall have the option, exercisable by written notice to the Company, to accept the Company’s offer as to all or any part of such Participation Rights Holder’s Basic Amount (the “Notice of Acceptance”).

(c)                                  The Company shall have 60 trading days from the expiration of the period set forth in Section 11(b) above to issue, sell or exchange all or any part of such New Issue Securities as to which a Notice of Acceptance has not been given by the Participation Rights Holders, but only upon terms and conditions that are not more favorable to the acquiring person or persons than those set forth in the Notice; provided, however, that the obligations of the Company and the rights of the Participation Rights Holders as set forth in Section 11(a) and (b) shall be reinstated as to a particular offering of New Issue Securities if the closing sale price for the Common Stock as reported on NASDAQ increases 10% or more from the date of the Notice to the business day immediately preceding the closing date of the sale of such New Issue Securities (except that, in this instance, the reference to five (5) business days in Section 11(b) shall become a reference to two (2) business days).

(d)                                 The purchase by the Participation Rights Holders of any New Issue Securities is subject in all cases to the preparation, execution and delivery by the Company and the Participation Rights Holders of the purchase agreement utilized by the Company in connection with any private placement New Issue Securities or, in the case of a public offering of New Issue Securities, the Company’s execution of a purchase or underwriting agreement on or before the effectiveness of such public offering.

(e)                                  The participation rights contained in this Section 11 shall not apply to the issuance and sale by the Company of (i) shares of Common Stock or Common Stock Equivalents to employees, officers, or directors of or consultants to the Company pursuant to any stock option plan, equity incentive plan, employee stock purchase plan or similar plan or incentive or consulting arrangement approved by the Company’s Board of Directors; (ii) shares of Common Stock issued hereunder; (iii) shares of Common Stock issued as consideration for the acquisition of another company or business in which the principal shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company; or (iv) securities pursuant to the exercise or conversion of issued and outstanding Common Stock Equivalents.

21

12.                                 Indemnity and Contribution.

(a)                                  For purposes of this Section 12:

(i)                                     the term “Selling Stockholder” shall include the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)                                  the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement (or deemed to be a part thereof);

(b)                                 The Company agrees:

(i)                                     to indemnify and hold harmless each Selling Stockholder against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, (C) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (D) any failure by the Company to fulfill any undertaking included in the Registration Statement; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7, 10(a) or 17 hereof.

(ii)                                  to reimburse each Selling Stockholder upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Selling Stockholder in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Selling Stockholder is a party to any action or proceeding.  In the event that it is finally judicially determined that a Selling Stockholder was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, such Selling Stockholder will promptly return all sums that had been advanced pursuant hereto.

22

(c)                                  Each Investor agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any failure by such Investor to comply with the covenants and agreements contained in Section 7, 10(a) or 17, (ii) any inaccuracy in the representations and warranties of the Investor contained in this Agreement, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Investor will be liable, in the case of clause (iii) above, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor specifically for use in preparation of the Registration Statement.  The maximum obligation of an Investor to indemnify under this Section 12 shall be limited to the net amount of the proceeds received by such Investor from the sale of Shares pursuant to the Registration Statement to which the loss, claim, damage or liability relates.

(d)                                 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 12, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.  No indemnification provided for in Section 12(b) or (c) shall be available to any party who shall fail to give notice as provided in this subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 12(b) or (c).  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay

23

as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event  (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties.  Such firm shall be designated in writing by any Investor purchasing 1,000,000 or more Shares under this Agreement in the case of parties indemnified pursuant to Section 12(b) and by the Company in the case of parties indemnified pursuant to Section 12(c).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(e)                                  If the indemnification provided for in this Section 12 is unavailable or insufficient to hold harmless an indemnified party under subsection (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other hand in connection with the statements or omissions or other matters that resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement or omission, whether the untrue statement or omission relates to information supplied by the Company on the one hand or a Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each Investor agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if all Selling

24

Stockholders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Investor shall be required to contribute any amount in excess of the amount by which the net amount of the proceeds received by such Investor from the sale of Shares pursuant to the Registration Statement to which the losses, claims, damages or liabilities relate exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of the statements or omissions or other matters that resulted in such losses, claims, damages or liabilities. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Investor’s obligation under this subsection to contribute shall be in proportion to its sale of Shares to which such loss relates and shall not be joint with any other Selling Shareholder.

(f)                                    In any proceeding relating to the Registration Statement, each party against whom contribution may be sought under this Section 12 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

(g)                                 Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 12 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section 12 and the representations and warranties of the Company and each Investor set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Selling Stockholder, the Company, its directors or officers or any persons controlling the Company, (ii) the sale of any Shares hereunder, and (iii) any termination of this Agreement.

(h)                                 The remedies provided for in this Section 12 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or equity.

13.                                 Termination of Conditions and Obligations.  The conditions precedent imposed by Sections 7, 8, 9 and 10 upon the transferability of Shares shall cease and terminate as to any particular number of Shares (and the legend on such Shares will be removed by the

25

Company) (i) upon the termination on the restrictions on the sales of such Shares under Rule 144(k) or (ii) at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent within two trading days after the date on which the Registration Statement under which the Shares may be sold is declared effective by the Commission (the “Effective Date”) to the effect that a registration statement with respect to such Shares has become effective under the Securities Act and that such Shares may be transferred thereunder and reissued without restriction under the Securities Act. Following such time as a legend is no longer required for certain Shares, the Company will no later than two trading days following the delivery by an Investor to the Company or the Company’s transfer agent of a legended certificate representing such Shares deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends.

14.                                 Information Available.  So long as the Registration Statement is effective covering the resale of Shares owned or issuable to an Investor, the Company will furnish (or to the extent such information is available electronically through the Company’s filings with the Commission, the Company will make available through its Internet website) to such Investor as soon as practicable after it is available one copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K.

15.                                 Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  The decision of each Investor to purchase Shares under this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries that may have been made or given by any other Investor or by any agent or employee of any other Investor, other than with respect to investment advisors who provide discretionary investment services to more than one Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained in this Agreement, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

16.                                 Placement Agents and Other Fees.  The Investor acknowledges that the Company is obligated to pay fees to KeyBanc and Craig Hallum in their capacity as Placement Agents, based on contractual obligations relating to the sale of the Shares to the Investors.  The

26

Company shall indemnify and hold harmless each Investor from and against all fees, commissions or other payments owing by the Company to the Placement Agents or any other person or firm acting on behalf of the Company in connection with the transactions contemplated by this Agreement.

17.                                 Brokers.  Each Investor acknowledges that there are no fees, commissions or other payments owing to any broker, finder or intermediary acting on behalf of such Investor in connection with the transactions contemplated by this Agreement.

18.                                 Rule 144.  The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with each Investor and take such further reasonable action as the Investor may reasonably request in writing (including, without limitation, making such reasonable representations as such Investor may reasonably request), all to the extent required from time to time to enable such Investor to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act (or any successor rule) and customarily taken in connection with sales pursuant to such exemptions.  Upon the written request of an Investor, the Company shall deliver to such Investor a written statement as to whether it has complied with such reporting requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act.  Notwithstanding the foregoing, nothing in this Section 18 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

19.                                 Liquidated Damages.  Nothing shall preclude any Investor from pursuing or obtaining, at any time, specific performance or other equitable relief with respect to this Agreement.

20.                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (a) when made, if made by hand delivery, (b) upon confirmation, if made by telecopier, (c) one (1) business day after being deposited with such courier, if made by overnight courier or (d) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(a)                                  if to an Investor, at its address on the signature page hereto;

(b)                                 if to the Company, to:

Granite City Food & Brewery Ltd.
5402 Parkdale Drive, Suite 101
Minneapolis, Minnesota  55416
Attn:  Peter Hausback
Fax:  (952) 215-0661

With a copy to:

27

Briggs and Morgan, Professional Association
2200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota  55402
Attn:  Avron Gordon
Fax:   (612) 977-8650

or to such other address as such person may have furnished to the other persons identified in this Section 20 in writing in accordance herewith.

21.                                 Modification; Amendment.  The provisions of this Agreement may not be amended, modified or supplemented unless pursuant to an instrument in writing signed by the Company and Investors purchasing a majority of the Shares sold hereunder.

22.                                 Assignment.  Subject to Section 10 hereof, the rights and obligations of each Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor’s Shares in any private transfer of such Shares.  Upon any transfer permitted by this Section 22, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were the Investor.

23.                                 Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

24.                                 Severability.  If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

25.                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to the principles of conflicts of law.

26.                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

27.                                 Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein.  Except as provided in this Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such matters.  This

28

Agreement supersedes all prior agreements and undertakings among the parties with respect to such matters.  No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

[signature page follows]

29

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser

Address:	Buyer’s Mac & Co
CIBC Mellon
PO Box 3196
Pittsburgh, PA 15230-3196

Number of Shares: 36,980

Aggregate Purchase Price: $197,843

Tax Identification Number:

Contact Name: Christy Oleson

Telephone: 312-364-8559

Email Address: coleson@wiliamblair.com

Name in which the Shares should be registered (if different):Mac & Co

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser
Buyer’s Calhoun & Co
Address:	Comerica Bank
PO Box 75000 – M/C 3404
Detroit, MI 48231

Number of Shares: 13,528

Aggregate Purchase Price: $72,374.80

Tax Identification Number: 38-6055051

Contact Name: Christy Oleson

Telephone: 312-364-8559

Email Address: coleson@williamblair.com

Name in which the Shares should be registered (if different): Calhoun & Co FFC City of Dearborn Policemen + Firemen Revised Retirement Systems

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser
Calhoun & Co
Address:	Comerica Bank
PO Box 75000- M/C 3404
Detroit, MI 48231

Number of Shares: 8,489

Aggregate Purchase Price: $45,416.15

Tax Identification Number:

Contact Name: Christy Oleson

Telephone: 312-364-8559

Email Address: coleson@williamblair.com

Name in which the Shares should be registered (if different): Calhoun & Co FFC City of Dearborn General Employees Retirement System

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser
Buyer’s
Address:	William Blair- Company, LLC
222 W. Adams Street
Chicago, IL 60606

Number of Shares: 1,372,423

Aggregate Purchase Price: $7,342,463.05

Tax Identification Number:

Contact Name: Christy Oleson

Telephone: 312-364-8559

Email Address: coleson@williamblair.com

Name in which the Shares should be registered (if different): William Blair Small Cap Growth Fund

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser
Buyer’s Booth & Co
Address:	Northern Trust
50 S LaSalle St
Chicago, IL 60675

Number of Shares: 17,621

Aggregate Purchase Price: $94,272.35

Tax Identification Number:

Contact Name: Christy Oleson

Telephone: 312-364-8559

Email Address: coleson@williamblair.com

Name in which the Shares should be registered (if different): Booth & Co FFC Hartman Retirement Income Trust

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser
Buyer’s Booth & Co
Address:	Northern Trust
50 S LaSalle St. 7th floor
Chicago, IL 60675

Number of Shares: 23,117

Aggregate Purchase Price: $123,675.95

Tax Identification Number:

Contact Name: Christy Oleson

Telephone: 312-264-8559

Email Address: coleson@williamblair.com

Name in which the Shares should be

registered (if different): Booth & Co FFC Rush University Medical Center Endowment Account

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Karl Brewer

Name:	Karl Brewer, CFA, Principal

Title:	Investment Advisor to Purchaser
Buyer’s Booth & Co

Address:	Northern Trust
50 S LaSalle St, 7th floor
Chicago, IL 60675

Number of Shares: 27,842

Aggregate Purchase Price: $148,954.70

Tax Identification Number:

Contact Name: Christy Oleson

Telephone: 312-364-8559

Email Address: coleson@williamblair.com

Name in which the Shares should be

registered (if different): Booth & Co FFC Rush University Medical Center Pension & Retirement

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Investment Advisor

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Benjamin C. Bell Jr.

Name:	Benjamin C. Bell Jr.

Title:	CFO/ Treasurer Brazos Mutual Funds

Address:	5949 Sherry Lane Suite 1600
Dallas, TX 75225

Number of Shares: 225,000

Aggregate Purchase Price: $1,203,750.

Tax Identification Number:

Contact Name:	Eiuind Olsen/Bob Bushnell
E 214-365-5245
Telephone: B 214-365-5258
eolsen@brazoscapital.com
Email Address: bbushnell@brazoscapital.com

Name in which the Shares should be registered (if different): see below*

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): US. Bank is the custodian for the Brazos Micro Cap Growth Fund.

*U.S. Bank F/B/O Brazos Micro cap Fund
1555 North Rivercenter Drive Suite 307
Att Chris Budd
Milwaukee, WI 53212

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/PATARA CAPITAL, LP

Name:	BERKE BAKAY

Title:	PRINCIPAL

Address:	3333 Lee Parkway
Suite 600 Dallas, TX
75219

Number of Shares: 93,458

Aggregate Purchase Price: $500,000.30

Tax Identification Number:

Contact Name: Berke Bakay

Telephone: 214-665-9412

Email Address: bbakay@pataracap.com

Name in which the Shares should be registered (if different):

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Investor:
WHI Growth Fund Q.P., L.P.	By:	/s/ David T. Novak

	Name:	David T. Novak, Vice President
William Harris Investors, Inc., as General Partner
	Title:	of WHI Growth Fund Q.P., L.P.

	Address:	191 N. Wacker Drive, Suite 1500
Chicago, IL 60606

Number of Shares: 560,000

Aggregate Purchase Price: $2,996,000

Tax Identification Number:

Contact Name: Bill Tuebo

Telephone: 312-621-3813

Email Address: bt@whi.com

Name in which the Shares should be registered (if different): WHI Growth Fund Q.P., L.P.

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): n/a

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

UBS O’Connor LLC Fbo
O’Connor Pipes Corporate Strategies
Master Lilited
By:	/s/ Jeff Putnam

Name:	Jeff Putnam

Title:	Executive Director

Address:	One North Wacker Drive
Chicago, IL 60606

Number of Shares: 150,000

Aggregate Purchase Price: $802,500

Tax Identification Number:

Contact Name: Brain Herward

Telephone: 312-525-5868

Email Address: Brian.Herward@ubs.com

Name in which the Shares should be registered (if different): same as above

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Gary Winston

Name:	Gary Winston

Title:	IRA BENEFICIARY

Address:	21 Tamal Vista Blvd, Suite 204
Corte Medera, CA 94925

Number of Shares: 11,584

Aggregate Purchase Price: $61,974.40

Tax Identification Number:

Contact Name: Gary Winston

Telephone: 415-902-2312

Email Address: Gwins26950@aol.com

Name in which the Shares should be registered (if different):

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Yolande L. Jurzykowski

Name:	Yolande L. Jurzykowski

Title:	Trustee UTA DTED 3/28/01

Address:	P.O. Box 1150 / / 4 Sherman Avenue
Fairfax, CA 94978/ / Fairfax. CA 94930

Number of Shares: 10,000

Aggregate Purchase Price: $53,500

Tax Identification Number:

Contact Name:

Telephone: (415) 457-6951

Email Address: yolajur@yahoo.com

Name in which the Shares should be registered (if different): Yolande Jurzykowski Trustee UTA DTED 3/28/01

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Isaac Goff

Name:	Isaac Goff

Title:

Address:	P.O. Box 544
Fairfax, CA 94978

Number of Shares: 30,000

Aggregate Purchase Price: $160,500

Tax Identification Number:

Contact Name: Isaac Goff

Telephone: 415 485-0288

Email Address: ISAAC2@DHARMATRADING

Name in which the Shares should be registered (if different):

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Morgan Stanley cust. For the benefit of Joseph Gil, IRA

By:	/s/ Joseph Gil

Name:	Joseph Gil

Title:

Address:	61 Spindrift Passage
Corte Madera, CA 94925

Number of Shares: 965

Aggregate Purchase Price: $5,162.75

Tax Identification Number:

Contact Name: Joseph Gil

Telephone: (415) 272-6729

Email Address: JGILworking@yahoo.com

Name in which the Shares should be registered (if different):

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ David F. Bellet

Name:	David F. Bellet

Title:

Address:	125 East 72 Street
New York , NY 10021

Number of Shares: 7,722

Aggregate Purchase Price: $41,312.70

Tax Identification Number:

Contact Name: David Bellet

Telephone: 212-737-7146 after 3-10-07

Email Address: bellet@crownadvisors.com

Name in which the Shares should be registered (if different): David and Tina Bellet

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different): Husband and Wife

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Craig Connors

Name:	Craig Connors

Title:	CFO

Address:	Straus Asset Management LLC
605 Third Avenue
New York, NY 10158

Number of Shares: 8,688

Aggregate Purchase Price: $46,480.80

Tax Identification Number:

Contact Name: Craig Connors

Telephone: 212-476-9188

Email Address: cconnors@strauspartners.com

Name in which the Shares should be registered (if different): Straus-GEPT Partners, LP

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Craig Connors

Name:	Craig Connors

Title:	CFO

Address:	Straus Asset Management LLC
605 Third Avenue
New York, NY 10158

Number of Shares: 10,618

Aggregate Purchase Price: $56,806.30

Tax Identification Number:

Contact Name: Craig Connors

Telephone: 212-476-9188

Email Address: cconnors@strauspartners.com

Name in which the Shares should be registered (if different): Straus Partners, LP

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Burguete Investment Partnership, L.P.

By:	/s/ James J. Tiampo

Name:	James J. Tiampo

Title:	President, Verbier Management Corp as General Partner

Address:	435 Martin Street, Suite 3090
Blaine, Wa 98230

Number of Shares: 9,299

Aggregate Purchase Price: $49,749.65

Tax Identification Number:

Contact Name: Jim Tiampo

Telephone: 1-720-352-0800

Email Address: jtiampo@mbal1987.hbs.edu

Name in which the Shares should be registered (if different):

Relationship between the Investor and the person or entity in whose name the Shares should be registered (if different):

Agreed to and Accepted by:

GRANITE CITY FOOD & BREWERY LTD.

By:	/s/ Peter P. Hausback
Name: Peter P. Hausback
Title: Chief Financial Officer

Schedule  6(d)

Subsidiaries

Granite City of Kansas Ltd.	49% = GCFB 51% = Avery Ray McChesney
Granite City – Wichita, Inc.	49% = GCFB 51% = [Darren P. Lawson (deceased) – to be replaced by Jeff Vaught]
Granite City – West Wichita, Inc.	49% = GCFB 51% = Mathew S. Gossen
Granite City – Olathe, Inc.	49% = GCFB 51% = Jerry D. Jones

Schedule  6(h)

Capitalization

Common shares authorized	90,000,000
Common shares issued and outstanding	13,370,331
Common stock options granted and outstanding under plans	1,848,500
Common stock options available for grant under plans	405,838
Common stock options issued and outstanding outside plans	51,500
Stock warrants issued to agents	427,768
Stock warrants issued to consultants	35,000
Stock warrants issued to investors	1,267,606
Fully diluted common stock equivalents outstanding	17,406,543

Schedule  6(jj)

Use of Proceeds

The Company will use the proceeds from the sale of the Shares in the following manner:

Use of Proceeds	Amount
Pay outstanding amounts due under the Master Equipment Finance Lease and the Equipment Lease Commitment by and between DHW Leasing, L.L.C. and the Company, dated September 19, 2006	$5,900,000.00

Capital Expenditures and Working Capital	Remaining net proceeds

EXHIBIT A

OPINION OF COUNSEL TO THE COMPANY

                    , 2007

To:                             Investors named as signatories to

Securities Purchase Agreement dated

                     , 2007 (“Investors”)

Ladies and Gentlemen:

We have acted as counsel for Granite City Food & Brewery Ltd., a Minnesota corporation (the “Company”), in connection with the sale by the Company of common stock, $0.01 par value (the “Shares”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated                     , 2007 between the Company and the Investors named as signatories therein.  This opinion is furnished to you pursuant to Section 5(a) of the Purchase Agreement.  Except as otherwise provided herein, all other capitalized terms used herein are as defined in the Purchase Agreement.

In so acting, we have considered such matters of law and fact, and relied upon such certificates and other information furnished to us, as we have deemed appropriate as a basis for our opinions set forth below.  As to certain matters of fact relevant to this opinion, we have also relied upon the accuracy of representations made by the Company.

We have also examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company, agreements and other instruments, certificates of officers and representatives of the Company, certificates of public officials and other documents as we have deemed necessary or appropriate as a basis for the opinions expressed herein.  We have assumed the genuineness of all signatures (including those delivered by facsimile), the authenticity of all documents tendered to us as originals, the legal capacity of all natural persons and the conformity to all original documents of all documents submitted to us as certified or photostatic copies.

Based upon and subject to the foregoing, and subject to the exceptions, qualifications, limitations and assumptions (the “Exceptions”) set forth herein, it is our opinion that:

1.             The Company is organized in the United States and is a corporation incorporated and validly existing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

2.             The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Purchase Agreement and otherwise to carry out its obligations thereunder.  The execution and delivery of the Purchase Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company.  The Purchase Agreement has been duly executed and delivered by the Company and, subject to the Exceptions, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3.             To our knowledge, and except as disclosed in the Purchase Agreement or the 2006 Annual Report, no shares of Common Stock are entitled to preemptive or similar rights as a result of the purchase, sale or registration for resale of the Shares, and there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

4.             The Shares have been duly authorized and, when paid for and issued in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable.

5.             The execution, delivery and performance of the Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated by such agreement do not (i) conflict with or violate any provision of its Articles of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or other written instrument identified in the 2006 Annual Report to which the Company or a Subsidiary thereof is a party, (iii) to the best of our knowledge, result in a violation of any law, rule or regulation of any governmental authority, regulatory body, stock market or trading facility applicable to the Company, or by which any property or asset of the Company is bound, or (iv) result in any violation of any order, judgment, injunction, decree or other restriction of which we have knowledge of any court or governmental authority.

6.             Other than as provided in Section 6(g) of the Purchase Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state or other governmental authority in connection with the execution, delivery and performance by the Company of the Purchase Agreement.

7.             Subject to the Exceptions, and assuming the accuracy of the representations and warranties of the Company set forth in Section 6 of the Purchase Agreement and of the Purchasers set forth in Section 7 of the Purchase Agreement, the offer, issuance and sale of the Shares to the Investors pursuant to the Purchase Agreement are exempt from the registration requirements of the Securities Act.

8.             To our knowledge no stop order, injunction, restraining order or denial of any application for approval has been issued or proceedings, litigation or investigation initiated or, to the best knowledge of counsel, threatened with respect to the Purchase Agreement or the transactions contemplated thereby or before any governmental or regulatory agency, or any court.

9.             The Company is not, and, assuming the Company does not invest its assets in any “investment securities” as defined in Section 3(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), will not become as a result of the consummation of the transactions contemplated by the Purchase Agreement and the application of the net proceeds of the sale of the Shares thereunder, an “investment company” as defined in the 1940 Act, and the rules and regulations promulgated thereunder.

10.           As of the date of this opinion, the Company meets the conditions for use by the Company of a registration statement on Form S-3 for resale purposes as set forth in the General Instructions thereto.

11.           The 2006 Annual Report, with the exception of those portions to be incorporated by reference to specified portions of the Company’s definitive proxy statement for the annual meeting of shareholders to be held in June 2007, when filed, complied as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, it being understood that we express no opinion as to financial statements and notes thereto, and the supporting schedules and other financial or statistical data derived therefrom contained in the 2006 Annual Report.

Exceptions, Qualifications, Limitations and Assumptions

Our opinions set forth above are further subject to the following additional qualifications:

(a)                                  We are admitted to practice in the State of Minnesota, and we express no opinion as to the laws of any jurisdiction other than the State of Minnesota and the federal laws of the United States of America.

(b)                                 Our opinions as to enforceability are limited by (i) the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, or other similar laws and judicial decisions affecting or relating to the rights and remedies of creditors or secured creditors generally, (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforcement of agreements generally (regardless of whether enforcement is considered in a proceeding at law or in equity), (iii) limitations based upon statutes or upon public policy limiting a person’s right to waive the benefits of statutory provisions or of a common law right, and (iv) limitations under federal and state securities and common law releasing a party from or indemnifying a party against, liability for its own wrongful or negligent act or where such release or indemnification is contrary to public policy.

(c)                                  Our opinions contained in paragraph 7 are based upon:  (i) the accuracy of representations of purchasers contained in the Purchase Agreement as to the accredited status of such purchasers (within the meaning of Rule 501 of Regulation D of the Commission); and (ii) our understanding that neither the Company nor any agent of the Company, has taken any actions that would affect the availability to the Company of the exemption under the 1933 Act provided by Regulation D including, but not limited to, actions which would have constituted a general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

(d)                                 Where we render an opinion based upon factual matters “known to us,” or “to our knowledge,” and unless otherwise qualified, it is based solely upon inquiries of this firm’s attorneys who have devoted substantive attention to matters involving the Company, an examination of documents made available to us by the Company (including the Company’s stock records and minutes of the meetings of the Board of Directors and shareholders of the Company), and inquiries of officers of the Company.  We have relied on written certificates of officers of the Company covering certain of such matters.  With respect to the Company’s stock options, warrants or other rights to purchase its securities, we have relied solely upon the Company’s records with respect to which of such options, warrants or other rights are outstanding, have been exercised, have lapsed or been forfeited.

We are furnishing this opinion to you solely for your benefit in connection with the above-described transaction.  It is not to be used, circulated, quoted or otherwise referred to for any other purpose, and no one other than you is entitled to rely on this opinion.  This opinion speaks only as of the date above written, and we hereby expressly disclaim any duty to update any of the statements made herein.

Very truly yours,

BRIGGS AND MORGAN,
Professional Association

By:
Avron L. Gordon

EXHIBIT B

GRANITE CITY FOOD & BREWERY LTD.

INVESTOR QUESTIONNAIRE

This Questionnaire requests information necessary to prepare a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of certain shares of common stock of Granite City Food & Brewery Ltd. (the “Company”), $0.01 par value (the “Common Stock”), to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in accordance with the terms of the Stock Purchase Agreement dated as of March 8, 2007 (the “Purchase Agreement”), between the Company and the undersigned beneficial owner (the “Selling Securityholder”) of shares of Common Stock purchased pursuant to such agreement (the “Purchased Shares”) (the “Shares.”).  All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

In order to sell or otherwise dispose of any Shares pursuant to the Registration Statement, you generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of the Shares and be bound by the provisions of the Purchase Agreement (including certain indemnification provisions, as described below).  If you do not complete this Questionnaire and deliver it to the Company as provided below you will not be named as a selling securityholder in the prospectus and therefore will not be permitted to sell any Shares pursuant to the Registration Statement.  Please complete and deliver this Questionnaire to Melissa Skinner of Briggs and Morgan, P.A., (phone: (612) 977-8755, fax: (612) 977-8650, email: mskinner@briggs.com)  as soon as possible and in any event no later than Closing Date (as defined in the Purchase Agreement).

Certain legal consequences arise from being named as a Selling Securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Registration Statement and the related prospectus.

The Selling Securityholder, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Purchase Agreement.

Pursuant to the Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.                                       (a) Full Legal Name of Selling Securityholder:(1)

(b)  Except as set forth below in this Item 1(b), the undersigned does not hold any or all of the Shares on behalf of another person or entity.

State any exceptions here:

2.                                       Beneficial Ownership:

Immediately after the Closing, there will be no equity securities of the Company of which the undersigned will be the “beneficial owner”(2), except as set forth below in this Item 2.  The disclosure indicates the amount of equity securities which the undersigned beneficially owns, which it has a right to acquire within 60 days after the Closing Date, and as to which it has sole voting power, shared voting power, sole investment power or shared investment power.

3.                                       Except as set forth below in this Item 3, the undersigned wishes that all of the Purchased Shares that the undersigned purchased pursuant to the Purchase Agreement are to be offered for the account of the undersigned in the Registration Statement.

State any exceptions here:

(1)  If this Questionnaire is being completed by or on behalf of a person other than an individual, the entity on whose behalf the Questionnaire is being completed should be stated.

(2)  Defined in Appendix A to this questionnaire.

4.                                       Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

5.                                       Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Shares pursuant to the Registration Statement only as follows (if at all): Such Shares may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents.  If the Shares are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions.  Such Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve block transactions) (a) on any national securities exchange or quotation service on which the Shares may be listed or quoted at the time of sale, (b) in the over-the-counter market, (c) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (d) through the writing of options.  In connection with sales of Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging positions they assume.  The undersigned may also sell Shares short and deliver Shares to close out short positions, or loan or pledge Shares to broker-dealers that in turn may sell such securities.  State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Shares without the prior agreement of the Company.

6.             Blue Sky Registration:

The undersigned wishes that the Company file the required documents for normal blue sky clearance in the following states:

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Shares pursuant to the Registration Statement.  The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In accordance with the undersigned’s obligation under the Purchase Agreement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Dated at                                           , this            day of                           , 2007.

Name of Subscriber

Signature

If the Subscriber is a corporation, office or title of signatory

APPENDIX A TO EXHIBIT B

You are the “beneficial owner” of a security if you directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, have or share: (i) voting power which includes the power to vote, or to direct the voting of, such security, or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security.  You are deemed the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.  Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days, including but not limited to any right to acquire (a) through the exercise of any option, warrant or right, or (b) through the conversion of a security, or (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.  If you have acquired any security or power specified in (a), (b), (c) or (d) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, then immediately upon such acquisition you are deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

All securities of the same class that are beneficially owned by you, regardless of the form which such beneficial ownership takes, must be aggregated in calculating the number of shares beneficially owned by you.

The above definition is broad and although you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure, and then, as appropriate, disclaim beneficial ownership of such securities.

EXHIBIT C

ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of Shares of the Company, the Subscriber hereby represents, warrants, covenants and certifies to the Company and the Placement Agents that the Subscriber is purchasing the Shares as principal for its own account, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares (the “Purchased Securities”); provided, however, that this sentence shall not restrict the Subscriber from selling or otherwise disposing of any of the Purchased Securities pursuant to registration thereof pursuant to the U.S. Securities Act of 1933 (the “Securities Act”) and any applicable state securities laws or under an exemption from such registration requirements.  The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act by virtue of satisfying one of the indicated criteria as set out in Exhibit ”1” to this Accredited Investor Certificate and as so marked by the Subscriber.

In addition, if Subscriber is a resident of the State of New York, it represents that it qualifies as an “accredited investor” under one of the categories set forth in subparagraphs (a) through (k), or (o), in Exhibit “1” hereto.

Subscriber acknowledges that (A) the Shares are and will be “restricted securities” as defined in Rule 144 promulgated under the Securities Act; (B) the Shares may be sold or otherwise transferred except to the Company, outside the United States in compliance with Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations, pursuant to an effective registration statement under the Securities Act and all applicable state securities laws, or pursuant to an available exemption under the Securities Act and the Subscriber shall have first delivered to the Company a written opinion of counsel (which counsel and opinion shall be reasonable satisfactory to the Company), to the effect that the proposed sale or transfer of the securities is registered under or exempt from the registration provisions of the Securities Act and all applicable state securities laws; and (C) upon the original issuance of the Shares, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, the certificates representing the Shares will bear a restrictive securities legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.”

provided, that if any of the Purchased Securities are being sold under clause (B) above, at a time when the Company is a “foreign issuer” as defined in Rule 902 under the Securities Act, the legend set forth above may be removed by providing a declaration to the Company and its transfer agent such other evidence as the Company or its transfer agent may from time to time prescribe (which may include an opinion of counsel satisfactory to the Company and its transfer agent), to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the Securities Act.

The Subscriber has had access to such information regarding the Company as it has deemed necessary in connection with its decision to invest in the Shares.

The Subscriber consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

The office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Shares is the address listed as the “Subscriber’s Address” on the first page of the Subscription Agreement.

The Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Purchased Securities; the Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Purchased Securities; in particular, no determination has been made whether the Company will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code.

Dated at                                            , this             day of                              , 2007.

Name of Subscriber

Signature

If the Subscriber is a corporation, office or title of signatory

EXHIBIT “1”

Please check the appropriate box(es), indicating which box(es) applies to the Subscriber.

“accredited investor” means:

☐	(a)	A bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933 whether acting in its individual or fiduciary capacity; or

☐	(b)	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act of 1933, whether acting in its individual or fiduciary capacity; or

☐	(c)	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; or

☐	(d)	An insurance company as defined in Section 2(13) of the U.S. Securities Act of 1933; or

☐	(e)	An investment company registered under the U.S. Investment Company Act of 1940; or

☐	(f)	A business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940; or

☐	(g)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; or

☐	(h)

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

☐	(i)

An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors, as defined herein; or

☐	(j)	A private business development company as defined in Section 202(a)(22) or the U.S. Investment Advisers Act of 1940; or

☐	(k)

A corporation, a partnership, an organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S.$5,000,000; or

☐	(l)	A director or executive officer of the Company; or

☐	(m)

A natural person whose individual net worth (defined as the excess of total assets over total liabilities), or joint net worth with that person’s spouse, at the time of his or her purchase exceeds U.S.$1,000,000; or

☐	(n)

A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

☐	(o)

A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described under the U.S. Securities Act Rule 506(b)(2)(ii); or

☐	(p)	An entity in which each of the equity owners satisfies the requirements of at least one of the above categories.

Dated at                                            , this              day of                            , 2007.

Name of Subscriber

Signature

If the Subscriber is a corporation, office or title of signatory